SL GREEN REALTY CORP.

THIRD QUARTER 2023 SUPPLEMENTAL DATA

September 30, 2023

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of September 30, 2023, the Company held interests in 59 buildings totaling 32.5 million square feet. This included ownership interests in 28.8 million square feet in Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended September 30, 2023 that will be included on Form 10-Q to be filed on or before November 9, 2023.

Supplemental Information	2	Third Quarter 2023

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	19

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	25

Derivative Summary Schedule	26

Lease Liability Schedule	27

Debt and Preferred Equity Investments	28	-	30

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Non-GAAP Disclosures and Reconciliations	48

Analyst Coverage	51

Executive Management	52

Supplemental Information	3	Third Quarter 2023

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Third Quarter 2023

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2023 are as follows:

Added to Same-Store in 2023:	Removed from Same-Store in 2023:
One Vanderbilt Avenue	2 Herald Square (redevelopment)
220 East 42nd Street	121 Greene Street (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Third Quarter 2023

THIRD QUARTER 2023 HIGHLIGHTS Unaudited

NEW YORK, October 18, 2023 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net loss attributable to common stockholders for the quarter ended September 30, 2023 of $24.0 million, or $0.38 per share, as compared to net income of $7.4 million, or $0.11 per share, for the same quarter in 2022.
The Company also reported a net loss attributable to common stockholders for the nine months ended September 30, 2023 of $423.9 million, or $6.63 per share, as compared to net loss of $28.7 million, or $0.47 per share, for the same period in 2022. Net loss attributable to common stockholders for the nine months ended September 30, 2023 included $340.4 million, or $4.94 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments and was net of $197.8 million, or $2.87 per share, of depreciation and amortization. Net loss for the nine months ended September 30, 2022 included $68.6 million, or $0.99 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments and was net of $142.4 million, or $2.06 per share, of depreciation and amortization.
The Company reported FFO for the quarter ended September 30, 2023 of $87.7 million, or $1.27 per share, as compared to FFO for the same period in 2022 of $114.2 million, or $1.66 per share.
The Company also reported FFO for the nine months ended September 30, 2023 of $291.6 million, or $4.23 per share, as compared to FFO for the same period in 2022 of $358.8 million, or $5.18 per share. As previously reported, FFO for the nine months ended September 30, 2023 is net of $6.9 million, or $0.10 per share, of reserves on one debt and preferred equity investment and includes $4.7 million, or $0.07 per share, of fee income related to the interest sale of 245 Park Avenue. It is also net of $20.3 million, or $0.29 per share, representing the Company's net share of holdover rent, interest and reimbursement of attorneys' fees collected by the joint venture that owns 2 Herald Square from a former tenant, Victoria's Secret Stores LLC, and its guarantor, L Brands Inc., following the completion of legal proceedings against the tenant and guarantor.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 12.1% for the third quarter of 2023, or 10.4% excluding lease termination income, as compared to the same period in 2022.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 5.2% for the nine months ended September 30, 2023, or 6.4% excluding lease termination income, as compared to the same period in 2022.
During the third quarter of 2023, the Company signed 50 office leases in its Manhattan office portfolio totaling 355,831 square feet. The average rent on the Manhattan office leases signed in the third quarter of 2023, excluding leases signed at One Vanderbilt, was $88.53 per rentable square foot with an average lease term of 6.3 years and average tenant concessions of 5.8 months of free rent with a tenant improvement allowance of $63.64 per rentable square foot. Thirty-five leases comprising 246,263 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $87.35 per rentable square foot, representing a 3.8% decrease over the previous fully escalated rents on the same office spaces.
During the nine months ended September 30, 2023, the Company signed 134 office leases in its Manhattan office portfolio totaling 1,271,262 square feet. The average rent on the Manhattan office leases signed in 2023, excluding leases signed at One Vanderbilt and One Madison, was $79.98 per rentable square foot with an average lease term of 7.0 years and average tenant concessions of 6.6 months of free rent with a tenant improvement allowance of $61.64 per rentable square foot. Eighty leases comprising 923,196 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $80.84 per rentable square foot, representing a 0.4% decrease over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 89.9% as of September 30, 2023, inclusive of 119,409 square feet of leases signed but not yet commenced, as compared to 89.8% at the end of the previous quarter.

Supplemental Information	6	Third Quarter 2023

THIRD QUARTER 2023 HIGHLIGHTS Unaudited

Significant leasing activity in the third quarter includes:
•Expansion lease with Ares Management LLC for 36,316 square feet at 245 Park Avenue;
•Early renewal of 13,284 square feet and expansion by 18,629 square feet with TigerRisk Partners LLC at 1350 Avenue of the Americas;
•Early renewal of 13,884 square feet and expansion by 13,180 square feet with 101 Development Group LLC and Aurora Health Network, LLC at 885 Third Avenue;
•New lease with a New York based principal investment firm for 24,963 square feet at 450 Park Avenue;
•Early renewal with TAG Associates LLC for 22,437 square feet at 810 Seventh Avenue;
•Early renewal with Tishman Realty Partners, LLC for 20,626 square feet at 100 Park Avenue;
•Early renewal with Trian Fund Management, LP for 20,126 square feet at 280 Park Avenue; and
•New lease with Affiliates Risk Management Services for 11,300 square feet at 800 Third Avenue.
Investment Activity
In October, together with our joint venture partners, entered into an agreement to sell the equity interests in the condominium units at 21 East 66th Street for total consideration of $40.6 million. The sale is anticipated to close in the fourth quarter of 2023, subject to customary closing conditions.
In September, following a UCC foreclosure, the Company converted its previous mezzanine debt investments in the fee interest at 625 Madison Avenue to a 90.43% ownership interest. The fee interest is subject to a $223.0 million third-party mortgage, which matures in December 2026 and bears interest at a fixed rate of 6.05%.
In September, the 1.4 million square foot office tower at One Madison Avenue secured its TCO, marking completion of the development three months ahead of schedule and significantly under budget. The milestone triggered cash payments to the Company totaling $577.4 million, representing the final equity payment from its joint venture partners. The cash was used to repay unsecured corporate debt.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $334.3 million at September 30, 2023, the lowest balance since the third quarter of 2004. The portfolio had a weighted average current yield of 8.2%, or 10.0% excluding the effect of a $50.0 million investment that is on non-accrual. During the third quarter, the Company did not originate or acquire any new investments.
In October, the Company closed on a $20.0 million upsize and three-year extension of an existing $39.1 million debt and preferred equity investment that was scheduled to mature in October 2023.
Financing Activity
In September, together with our joint venture partner, closed on a 15-month extension of the $50.0 million mortgage at 719 Seventh Avenue to December 2024 with no change to the interest rate of 1.31% over Term SOFR.
In August, together with our joint venture partner, closed on an 18-month extension of the $65.6 million mortgage at 115 Spring Street to March 2025. The modification also converted the floating rate of 3.40% over Term SOFR to a fixed rate of 5.50% for the term of the extension.
To date in 2023, the Company has executed total debt refinancings, extensions or modifications of $3.2 billion and has reduced combined debt by $1.0 billion.
Earnings Guidance
The Company is revising its earnings guidance ranges for the year ending December 31, 2023 to FFO per share of $5.05 to $5.35, and net loss per share of ($7.69) to ($7.39), as compared to the previous guidance ranges of FFO per share of $5.30 to $5.60 and net loss per share of ($1.27) to ($0.97) to reflect $0.10 per share of severance expense and $0.17 per share of accelerated stock based compensation expense that will be recognized in G&A during the fourth quarter of 2023 related to the non-renewal of President Andrew Mathias's employment agreement.
Dividends
In the third quarter of 2023, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.2708 per share, which were paid in cash on August 15, September 15, and October 16, 2023, equating to an annualized dividend of $3.25 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period July 15, 2023 through and including October 14, 2023, which was paid in cash on October 16, 2023 and is the equivalent of an annualized dividend of $1.625 per share.

Supplemental Information	7	Third Quarter 2023

THIRD QUARTER 2023 HIGHLIGHTS Unaudited

Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 4, 2023 beginning at 9:00 AM ET. The event will be held in-person, by invitation only. The presentation will be available online via audio webcast, in listen only mode, and the accompanying presentation materials can be accessed in the Investors section of the SL Green Realty Corp. website at www.slgreen.com on the day of the conference. An audio replay of the presentation will be available in the Investors section of the SL Green Realty Corp. website following the conference.
For more information about the event, please email SLG2023@slgreen.com.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 19, 2023, at 2:00 pm ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BIfd901834346948528ab14521fa32c598.

Supplemental Information	8	Third Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(0.38)	$(5.63)	$(0.63)	$(1.01)	$0.11
Funds from operations (FFO) available to common stockholders - diluted	$1.27	$1.43	$1.53	$1.46	$1.66

Common Share Price & Dividends
Closing price at the end of the period	$37.30	$30.05	$23.52	$33.72	$40.16
Closing high price during period	$41.47	$30.72	$43.97	$41.96	$51.02
Closing low price during period	$29.79	$20.60	$19.96	$32.94	$39.15
Annual dividend per common share	$3.25	$3.25	$3.25	$3.25	$3.73

FFO payout ratio (trailing 12 months)	57.1%	55.5%	53.6%	54.4%	55.5%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	89.4%	90.4%	79.0%	79.0%	78.1%

Common Shares & Units
Common shares outstanding	64,398	64,387	64,373	64,380	64,316
Units outstanding	4,139	4,238	4,239	3,670	3,759
Total common shares and units outstanding	68,537	68,625	68,612	68,050	68,075

Weighted average common shares and units outstanding - basic	68,296	68,341	68,182	67,659	68,037
Weighted average common shares and units outstanding - diluted	69,105	68,933	68,774	68,650	68,897

Market Capitalization
Market value of common equity	$2,556,430	$2,062,181	$1,613,754	$2,294,646	$2,733,892
Liquidation value of preferred equity/units	396,500	396,500	407,943	407,943	407,943
Consolidated debt	3,368,872	3,825,313	5,599,489	5,535,962	5,637,386
Consolidated market capitalization	$6,321,802	$6,283,994	$7,621,186	$8,238,551	$8,779,221
SLG share of unconsolidated JV debt	7,345,740	7,113,281	6,196,174	6,172,919	6,134,631
Market capitalization including SLG share of unconsolidated JVs	$13,667,542	$13,397,275	$13,817,360	$14,411,470	$14,913,852

Consolidated debt service coverage (trailing 12 months)	2.30x	2.50x	2.93x	3.26x	3.80x
Consolidated fixed charge coverage (trailing 12 months)	1.94x	2.09x	2.39x	2.59x	2.90x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.49x	1.60x	1.78x	1.99x	2.16x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.35x	1.44x	1.57x	1.73x	1.85x

Supplemental Information	9	Third Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2023		6/30/2023	3/31/2023	12/31/2022	9/30/2022

Selected Balance Sheet Data
Real estate assets before depreciation	$6,992,239		$6,917,131	$9,243,706	$9,198,799	$9,462,329
Investments in unconsolidated joint ventures	$3,152,752		$3,228,663	$3,164,729	$3,190,137	$3,185,800
Debt and preferred equity investments	$334,327		$636,476	$626,803	$623,280	$663,985
Cash and cash equivalents	$189,750		$191,979	$158,937	$203,273	$201,267
Investment in marketable securities	$9,616		$9,797	$10,273	$11,240	$16,535

Total assets	$9,690,582		$10,041,288	$12,342,119	$12,355,794	$12,716,050

Consolidated fixed rate & hedged debt	$3,248,724		$3,300,165	$5,014,341	$5,015,814	$4,497,238
Consolidated variable rate debt	120,148		525,148	585,148	520,148	1,140,148
Total consolidated debt	$3,368,872		$3,825,313	$5,599,489	$5,535,962	$5,637,386
Deferred financing costs, net of amortization	(18,340)		(20,394)	(22,275)	(23,938)	(22,898)
Total consolidated debt, net	$3,350,532		$3,804,919	$5,577,214	$5,512,024	$5,614,488

Total liabilities	$5,168,616		$5,460,520	$7,361,827	$7,260,936	$7,492,143

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$9,293,846		$9,701,776	$10,502,715	$10,493,846	$8,789,696
Variable rate debt, including SLG share of unconsolidated JV debt	1,420,766	(1)	1,236,818	1,292,948	1,215,035	2,982,321
Total debt, including SLG share of unconsolidated JV debt	$10,714,612		$10,938,594	$11,795,663	$11,708,881	$11,772,017

Selected Operating Data
Property operating revenues	$150,991		$185,945	$195,042	$197,285	$162,952
Property operating expenses	(88,033)		(93,497)	(99,748)	(94,977)	(87,510)
Property NOI	$62,958		$92,448	$95,294	$102,308	$75,442
SLG share of unconsolidated JV Property NOI	126,661		106,566	129,739	102,930	99,313
Property NOI, including SLG share of unconsolidated JV Property NOI	$189,619		$199,014	$225,033	$205,238	$174,755
Investment income	9,689		9,103	9,057	11,305	29,513
Other income	12,540		26,022	19,476	16,284	19,991
Marketing general & administrative expenses	(22,873)		(22,974)	(23,285)	(24,224)	(21,276)
SLG share of investment income and other income from unconsolidated JVs	11,630		5,503	3,071	3,543	1,862
Income taxes	2,491		1,973	766	2,883	(129)
Transaction costs, including SLG share of unconsolidated JVs	(166)		(33)	(884)	(88)	(292)
Loan loss and other investment reserves, net of recoveries	—		—	(6,890)	—	—
EBITDAre	$202,930		$218,608	$226,344	$214,941	$204,424

(1) Does not reflect $158.4 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Third Quarter 2023

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022

Selected Operating Data
Property operating revenues	$145,547	$181,045	$190,215	$192,814	$157,451
Property operating expenses	78,271	83,135	88,279	86,992	77,440
Property NOI	$67,276	$97,910	$101,936	$105,822	$80,011

Other income - consolidated	$3,285	$1,157	$7,959	$1,573	$3,701

SLG share of property NOI from unconsolidated JVs	$126,531	$106,445	$129,617	$102,805	$98,211

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	13	13	14	13	13
Unconsolidated office buildings in service	12	12	11	12	12
	25	25	25	25	25

Consolidated office buildings in service - square footage	8,399,141	8,399,141	10,181,934	9,963,138	9,963,138
Unconsolidated office buildings in service - square footage	15,412,174	15,412,174	13,629,381	13,998,381	13,998,381
	23,811,315	23,811,315	23,811,315	23,961,519	23,961,519

Same-Store office occupancy inclusive of leases signed not yet commenced	89.9%	89.8%	90.2%	92.0%	92.8%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	21	21	20	32	27
Renewal leases commenced	22	11	15	10	10
Total office leases commenced	43	32	35	42	37

Commenced office square footage filling vacancy	80,485	44,346	80,072	91,474	80,211
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	218,964	369,906	384,041	228,847	84,673
Total office square footage commenced	299,449	414,252	464,113	320,321	164,884

Average starting cash rent psf - office leases commenced	$82.96	$78.88	$66.44	$72.23	$72.95
Previous escalated cash rent psf - office leases commenced (3)	$86.10	$78.00	$62.76	$79.59	$72.12
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	(3.6)%	1.1%	5.9%	(9.2)%	1.2%
Average lease term	4.9	5.6	6.2	8.7	6.0
Tenant concession packages psf	$33.25	$49.43	$46.86	$80.14	$55.19
Free rent months	5.0	7.2	4.8	8.5	5.5

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Third Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,090,370	$1,071,469	$1,576,927	$1,576,927	$1,715,371
Building and improvements	3,605,247	3,494,853	4,940,138	4,903,776	5,028,486
Building leasehold and improvements	1,343,386	1,397,573	1,700,376	1,691,831	1,676,811
Right of use asset - operating leases	953,236	953,236	1,026,265	1,026,265	1,041,661
	6,992,239	6,917,131	9,243,706	9,198,799	9,462,329
Less: accumulated depreciation	(1,997,942)	(1,950,028)	(2,100,804)	(2,039,554)	(2,005,922)
Net real estate	4,994,297	4,967,103	7,142,902	7,159,245	7,456,407

Other real estate investments:
Investment in unconsolidated joint ventures	3,152,752	3,228,663	3,164,729	3,190,137	3,185,800
Debt and preferred equity investments, net	334,327	636,476	626,803	623,280	663,985

Cash and cash equivalents	189,750	191,979	158,937	203,273	201,267
Restricted cash	119,573	119,080	198,325	180,781	183,811
Investment in marketable securities	9,616	9,797	10,273	11,240	16,535
Tenant and other receivables	37,295	36,657	36,289	34,497	41,334
Related party receivables	9,723	28,955	26,794	27,352	27,287
Deferred rents receivable	262,808	260,625	266,567	257,887	252,555
Deferred costs, net	108,370	112,347	117,602	121,157	115,952
Other assets	472,071	449,606	592,898	546,945	571,117

Total Assets	$9,690,582	$10,041,288	$12,342,119	$12,355,794	$12,716,050

Supplemental Information	12	Third Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Liabilities
Mortgages and other loans payable	$1,518,872	$1,520,313	$3,234,489	$3,235,962	$3,237,390
Unsecured term loans	1,250,000	1,675,000	1,675,000	1,650,000	1,250,000
Unsecured notes	100,000	100,000	100,000	100,000	599,996
Revolving credit facility	400,000	430,000	490,000	450,000	450,000
Deferred financing costs	(18,340)	(20,394)	(22,275)	(23,938)	(22,898)
Total debt, net of deferred financing costs	3,250,532	3,704,919	5,477,214	5,412,024	5,514,488
Accrued interest	17,934	15,711	16,049	14,227	18,705
Accounts payable and accrued expenses	146,332	116,700	150,873	154,867	175,203
Deferred revenue	136,063	125,589	264,852	272,248	280,251
Lease liability - financing leases	105,198	104,870	104,544	104,218	103,888
Lease liability - operating leases	887,412	890,305	892,984	895,100	911,756
Dividends and distributions payable	21,725	21,750	21,768	21,569	24,362
Security deposits	50,071	49,877	50,585	50,472	50,926
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	453,349	330,799	282,958	236,211	312,564
Total liabilities	5,168,616	5,460,520	7,361,827	7,260,936	7,492,143

Noncontrolling interest in operating partnership
(4,139 units outstanding at 9/30/2023)	248,222	254,434	273,175	269,993	293,743
Preferred units	166,501	166,501	177,943	177,943	177,943

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,458
issued and outstanding at 9/30/2023, including 1,060 shares held in treasury	656	656	656	656	655
Additional paid–in capital	3,813,758	3,805,704	3,798,101	3,790,358	3,780,286
Treasury stock	(128,655)	(128,655)	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive income	69,616	57,769	19,428	49,604	57,574
Retained earnings	62,406	135,518	549,024	651,138	755,862
Total SL Green Realty Corp. stockholders' equity	4,039,713	4,092,924	4,460,486	4,585,033	4,687,654

Noncontrolling interest in other partnerships	67,530	66,909	68,688	61,889	64,567

Total equity	4,107,243	4,159,833	4,529,174	4,646,922	4,752,221

Total Liabilities and Equity	$9,690,582	$10,041,288	$12,342,119	$12,355,794	$12,716,050

Supplemental Information	13	Third Quarter 2023

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2023	2022	2023	2023	2022
Revenues
Rental revenue, net	$131,524	$142,962	$165,651	$471,767	$415,932
Escalation and reimbursement revenues	19,467	19,990	20,294	60,211	58,283
Investment income	9,689	29,513	9,103	27,849	69,808
Other income	12,540	19,991	26,022	58,038	57,842
Total Revenues, net	173,220	212,456	221,070	617,865	601,865

Expenses
Operating expenses	49,585	45,011	46,957	148,606	127,151
Operating lease rent	7,253	7,388	6,655	20,209	20,429
Real estate taxes	31,195	35,111	39,885	112,463	96,677
Loan loss and other investment reserves, net of recoveries	—	—	—	6,890	—
Transaction related costs	166	292	33	1,083	321
Marketing, general and administrative	22,873	21,276	22,974	69,132	69,574
Total Operating Expenses	111,072	109,078	116,504	358,383	314,152

Equity in net income (loss) from unconsolidated joint ventures	(15,126)	(21,997)	(21,932)	(44,470)	(31,262)

Operating Income	47,022	81,381	82,634	215,012	256,451

Interest expense, net of interest income	27,440	21,824	40,621	109,714	51,854
Amortization of deferred financing costs	2,152	2,043	2,154	6,327	5,908
Depreciation and amortization	50,212	48,462	69,084	197,844	142,359

(Loss) Income from Continuing Operations (1)	(32,782)	9,052	(29,225)	(98,873)	56,330

Gain (loss) on sale of real estate, net	516	4,276	(26,678)	(27,813)	(61,104)
Equity in net loss on sale of joint venture interest / real estate	—	—	—	(79)	(131)
Purchase price and other fair value adjustments	10,183	(1,117)	(17,409)	(6,987)	(7,348)
Depreciable real estate reserves	389	—	(305,916)	(305,527)	—
Net (Loss) Income	(21,694)	12,211	(379,228)	(439,279)	(12,253)

Net loss (income) attributable to noncontrolling interests	3,368	502	24,622	31,952	(438)
Dividends on preferred units	(1,903)	(1,598)	(1,851)	(5,352)	(4,844)

Net (Loss) Income Attributable to SL Green Realty Corp	(20,229)	11,115	(356,457)	(412,679)	(17,535)

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)

Net (Loss) Income Attributable to Common Stockholders	$(23,967)	$7,377	$(360,194)	$(423,892)	$(28,748)

(1) Before gain (loss) on sale, equity in net loss, purchase price and other fair value adjustments and depreciable real estate reserves shown below.

Supplemental Information	14	Third Quarter 2023

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2023	2022	2023	2023	2022
Funds from Operations
Net (Loss) Income Attributable to Common Stockholders	$(23,967)	$7,377	$(360,194)	$(423,892)	$(28,748)

Depreciation and amortization	50,212	48,462	69,084	197,844	142,359
Joint ventures depreciation and noncontrolling interests adjustments	76,539	63,890	65,149	211,222	185,352
Net (loss) income attributable to noncontrolling interests	(3,368)	(502)	(24,622)	(31,952)	438
(Gain) loss on sale of real estate, net	(516)	(4,276)	26,678	27,813	61,104
Equity in net loss on sale of joint venture property / real estate	—	—	—	79	131
Purchase price and other fair value adjustments	(10,200)	—	17,013	6,813	—
Depreciable real estate reserves	(389)	—	305,916	305,527	—
Non-real estate depreciation and amortization	(572)	(709)	(600)	(1,806)	(1,845)
Funds From Operations	$87,739	$114,242	$98,424	$291,648	$358,791

Funds From Operations - Basic per Share	$1.28	$1.67	$1.43	$4.25	$5.24

Funds From Operations - Diluted per Share	$1.27	$1.66	$1.43	$4.23	$5.18

Funds Available for Distribution
FFO	$87,739	$114,242	$98,424	$291,648	$358,791

Non real estate depreciation and amortization	572	709	600	1,806	1,845
Amortization of deferred financing costs	2,152	2,043	2,154	6,327	5,908
Non-cash deferred compensation	12,771	13,145	12,236	38,954	39,719
FAD adjustment for joint ventures	(17,820)	(34,438)	(21,813)	(60,471)	(84,831)
Straight-line rental income and other non-cash adjustments	(2,437)	(15,750)	(10,975)	(28,977)	(13,352)
Second cycle tenant improvements	(16,045)	(7,559)	(15,259)	(36,945)	(25,279)
Second cycle leasing commissions	(1,821)	(2,513)	(1,240)	(6,630)	(8,518)
Revenue enhancing recurring CAPEX	(379)	(1,916)	(135)	(617)	(3,040)
Non-revenue enhancing recurring CAPEX	(5,880)	(3,041)	(4,280)	(13,204)	(13,382)
Reported Funds Available for Distribution	$58,852	$64,922	$59,712	$191,891	$257,861

First cycle tenant improvements	$879	$—	$543	$1,444	$—
First cycle leasing commissions	$271	$—	$5	$379	$—
Development costs	$18,019	$12,234	$11,341	$37,168	$32,636
Redevelopment costs	$1,804	$13,774	$3,451	$9,948	$28,778
Capitalized interest	$25,483	$19,660	$26,969	$77,916	$55,952

Supplemental Information	15	Third Quarter 2023

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	Total

Balance at December 31, 2022	$221,932	$656	$3,790,358	$(128,655)	$651,138	$61,889	$49,604	$4,646,922

Net loss					(412,679)	(4,459)		(417,138)
Preferred dividends					(11,213)			(11,213)
Dividends declared ($2.4372 per common share)					(156,768)			(156,768)
Distributions to noncontrolling interests						(1,614)		(1,614)
Other comprehensive income - net unrealized gain on derivative instruments							20,151	20,151
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							1,386	1,386
Other comprehensive loss - net unrealized loss on marketable securities							(1,525)	(1,525)
DRSPP proceeds			439					439
Contributions to consolidated joint ventures						11,714		11,714
Reallocation of noncontrolling interests in the Operating Partnership					(8,072)			(8,072)
Deferred compensation plan and stock awards, net		—	22,961					22,961
Balance at September 30, 2023	$221,932	$656	$3,813,758	$(128,655)	$62,406	$67,530	$69,616	$4,107,243

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2022	64,380,082	3,670,343	—	68,050,425

YTD share activity	17,901	468,991	—	486,892
Share Count at September 30, 2023	64,397,983	4,139,334	—	68,537,317

Weighting factor	(24,024)	35,802	391,471	403,249
Weighted Average Share Count at September 30, 2023 - Diluted	64,373,959	4,175,136	391,471	68,940,566

Supplemental Information	16	Third Quarter 2023

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	September 30, 2023		June 30, 2023		March 31, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$5,016,088	$2,737,095	$4,396,565	$2,176,860	$3,891,106	$1,923,625
Building and improvements	14,343,942	7,166,888	14,183,328	7,111,118	12,596,690	6,343,667
Building leasehold and improvements	1,150,997	433,675	1,139,253	430,064	1,132,192	427,436
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	274,053	130,054	274,053	130,054	274,053	130,054
	21,525,912	10,813,201	20,734,031	10,193,585	18,634,873	9,170,271
Less: accumulated depreciation	(2,858,578)	(1,386,826)	(2,752,358)	(1,331,070)	(2,603,906)	(1,254,142)
Net real estate	18,667,334	9,426,375	17,981,673	8,862,515	16,030,967	7,916,129

Cash and cash equivalents	333,119	165,830	337,555	166,588	319,369	151,331
Restricted cash	358,155	206,166	383,141	210,397	356,724	203,821
Tenant and other receivables	44,706	25,763	35,221	17,468	51,100	27,342
Deferred rents receivable	623,431	345,478	609,596	338,846	584,574	325,527
Deferred costs, net	314,166	169,811	311,260	169,111	308,263	169,041
Other assets	2,342,447	982,168	2,401,909	1,004,584	2,220,796	915,890

Total Assets	$22,683,358	$11,321,591	$22,060,355	$10,769,509	$19,871,793	$9,709,081

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $112,175 at 9/30/2023, of which $58,791 is SLG share	$14,707,926	$7,286,949	$14,357,179	$7,050,039	$12,461,690	$6,133,904
Accrued interest	50,910	21,530	45,187	18,929	43,583	18,325
Accounts payable and accrued expenses	264,761	113,809	298,058	129,313	291,429	123,624
Deferred revenue	1,156,816	523,277	1,161,020	522,989	1,073,926	479,616
Lease liability - financing leases	745,536	346,490	745,431	346,545	745,309	346,591
Lease liability - operating leases	247,505	119,530	250,140	120,779	252,650	121,975
Security deposits	41,167	21,840	37,730	20,905	36,742	20,282
Other liabilities	87,370	53,049	135,591	81,257	85,060	56,773
Equity	5,381,367	2,835,117	5,030,019	2,478,753	4,881,404	2,407,991

Total Liabilities and Equity	$22,683,358	$11,321,591	$22,060,355	$10,769,509	$19,871,793	$9,709,081

Supplemental Information	17	Third Quarter 2023

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	September 30, 2023		September 30, 2022		June 30, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$326,130	$166,190	$275,103	$140,527	$284,782	$147,455
Escalation and reimbursement revenues	65,441	35,483	51,744	27,139	48,091	26,124
Investment income	1,263	321	1,395	386	1,249	317
Other income	14,314	11,309	2,463	1,476	10,167	5,186
Total Revenues, net	407,148	213,303	330,705	169,528	344,289	179,082

Expenses
Operating expenses	63,081	32,620	59,841	31,586	58,776	30,331
Operating lease rent	7,307	3,379	6,616	3,148	7,258	3,364
Real estate taxes	78,564	39,013	66,594	33,619	66,124	33,318
Total Operating Expenses	148,952	75,012	133,051	68,353	132,158	67,013

Operating Income	258,196	138,291	197,654	101,175	212,131	112,069

Interest expense, net of interest income	162,897	73,470	112,747	55,247	129,154	62,589
Amortization of deferred financing costs	6,897	2,926	7,116	3,120	7,198	3,141
Depreciation and amortization	138,199	71,248	116,511	60,453	117,402	60,781
Net Loss	(49,797)	(9,353)	(38,720)	(17,645)	(41,623)	(14,442)

Real estate depreciation	138,193	71,244	116,504	60,449	117,395	60,776
FFO Contribution	$88,396	$61,891	$77,784	$42,804	$75,772	$46,334

FAD Adjustments:
Non real estate depreciation and amortization	$6	$4	$7	$4	$7	$5
Amortization of deferred financing costs	6,897	2,926	7,116	3,120	7,198	3,141
Straight-line rental income and other non-cash adjustments	(19,345)	(11,086)	(30,171)	(19,179)	(17,828)	(11,356)
Second cycle tenant improvement	(16,559)	(8,477)	(28,120)	(15,709)	(18,695)	(9,550)
Second cycle leasing commissions	(891)	(503)	(483)	(280)	(4,436)	(2,253)
Revenue enhancing recurring CAPEX	(193)	(98)	(8)	(4)	(556)	(284)
Non-revenue enhancing recurring CAPEX	(1,185)	(586)	(4,661)	(2,390)	(2,928)	(1,516)
Total FAD Adjustments	$(31,270)	$(17,820)	$(56,320)	$(34,438)	$(37,238)	$(21,813)

First cycle tenant improvement	$11,071	$5,128	$9,231	$3,012	$622	$159
First cycle leasing commissions	$8,133	$3,557	$125	$58	$182	$46
Development costs	$63,291	$19,385	$141,278	$45,714	$74,164	$20,218
Redevelopment costs	$21,249	$7,403	$1,408	$719	$25,462	$9,403
Capitalized interest	$42,104	$14,854	$12,219	$4,281	$32,867	$10,629

Supplemental Information	18	Third Quarter 2023

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended
	September 30, 2023		September 30, 2022

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$936,576	$480,832	$831,488	$421,536
Escalation and reimbursement revenues	170,930	93,156	139,829	71,823
Investment income	3,748	951	3,838	996
Other income	29,635	19,253	22,515	12,718
Total Revenues, net	1,140,889	594,192	997,670	507,073

Loss on early extinguishment of debt	—	—	(467)	(325)

Expenses
Operating expenses	183,825	95,495	173,327	89,787
Operating lease rent	21,746	10,081	19,465	9,316
Real estate taxes	210,428	105,446	186,710	93,311
Total Operating Expenses	415,999	211,022	379,502	192,414

Operating Income	724,890	383,170	617,701	314,334

Interest expense, net of interest income	421,528	199,205	305,977	147,820
Amortization of deferred financing costs	21,140	9,129	20,568	8,904
Depreciation and amortization	380,867	196,752	343,183	177,908
Net Loss	(98,645)	(21,916)	(52,027)	(20,298)

Real estate depreciation	380,848	196,739	343,167	177,902
FFO Contribution	$282,203	$174,823	$291,140	$157,604

FAD Adjustments:
Non real estate depreciation and amortization	$19	$13	$16	$6
Amortization of deferred financing costs	21,140	9,129	20,568	8,904
Straight-line rental income and other non-cash adjustments	(59,590)	(36,228)	(95,915)	(61,405)
Second cycle tenant improvement	(50,223)	(25,831)	(42,032)	(23,129)
Second cycle leasing commissions	(6,033)	(3,155)	(9,928)	(5,142)
Revenue enhancing recurring CAPEX	(882)	(455)	(683)	(53)
Non-revenue enhancing recurring CAPEX	(7,911)	(3,944)	(8,021)	(4,012)
Total FAD Adjustments	$(103,480)	$(60,471)	$(135,995)	$(84,831)

First cycle tenant improvement	$11,854	$5,348	$10,767	$3,811
First cycle leasing commissions	$8,440	$3,635	$3,145	$1,603
Development costs	$213,534	$60,399	$316,459	$104,768
Redevelopment costs	$64,125	$22,334	$6,047	$3,028
Capitalized interest	$105,321	$34,974	$27,550	$11,075

Supplemental Information	19	Third Quarter 2023

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2023	2022	2023	2023	2022

Net Operating Income (1)	$71,943	$85,093	$100,682	$277,919	$262,677
SLG share of NOI from unconsolidated JVs	127,784	99,398	107,037	365,034	304,138
NOI, including SLG share of unconsolidated JVs	199,727	184,491	207,719	642,953	566,815
Partners' share of NOI - consolidated JVs	142	26	89	294	21
NOI - SLG share	$199,869	$184,517	$207,808	$643,247	$566,836

NOI, including SLG share of unconsolidated JVs	$199,727	$184,491	$207,719	$642,953	$566,815
Free rent (net of amortization)	(3,314)	(11,070)	(8,998)	(23,032)	(30,801)
Amortization of acquired above and below-market leases, net	(6,656)	(4,575)	(10,737)	(29,889)	(13,343)
Straight-line revenue adjustment	(4,451)	(3,558)	(4,774)	(16,183)	(14,877)
Straight-line tenant credit loss	(361)	671	(138)	(945)	(2,030)
Operating lease straight-line adjustment	756	(1,757)	832	2,135	(2,548)
Cash NOI, including SLG share of unconsolidated JVs	185,701	164,202	183,904	575,039	503,216
Partners' share of cash NOI - consolidated JVs	97	26	31	191	17
Cash NOI - SLG share	$185,798	$164,228	$183,935	$575,230	$503,233

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Nine Months Ended
	September 30, 2023		September 30, 2023
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$181,849	$168,726	$565,506	$499,525
Development / Redevelopment	4,394	3,918	42,246	41,380
High Street Retail	7,205	6,374	21,041	18,531
Suburban & Residential	3,224	3,290	9,353	9,959
Total Operating and Development	196,672	182,308	638,146	569,395
Property Dispositions (2)	(49)	(49)	(114)	(143)
Other (3)	3,246	3,539	5,215	5,978
Total	$199,869	$185,798	$643,247	$575,230

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	20	Third Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$118,447	$121,363	(2.4)%	$119,784	$361,467	$366,709	(1.4)%
Escalation & reimbursement revenues	18,073	17,761	1.8%	15,857	50,168	52,668	(4.7)%
Other income	2,237	2,583	(13.4)%	67	2,966	3,604	(17.7)%
Total Revenues	$138,757	$141,707	(2.1)%	$135,708	$414,601	$422,981	(2.0)%

Expenses
Operating expenses	$36,159	$33,542	7.8%	$31,181	$102,011	$95,726	6.6%
Operating lease rent	6,106	6,106	—%	6,106	18,317	18,317	—%
Real estate taxes	29,108	29,048	0.2%	28,726	86,642	84,256	2.8%
Total Operating Expenses	$71,373	$68,696	3.9%	$66,013	$206,970	$198,299	4.4%

Operating Income	$67,384	$73,011	(7.7)%	$69,695	$207,631	$224,682	(7.6)%

Interest expense & amortization of financing costs	$15,991	$15,673	2.0%	$15,785	$47,536	$39,608	20.0%
Depreciation & amortization	39,286	38,253	2.7%	40,097	118,368	116,288	1.8%

Income before noncontrolling interest	$12,107	$19,085	(36.6)%	$13,813	$41,727	$68,786	(39.3)%
Real estate depreciation & amortization	39,286	38,253	2.7%	40,097	118,368	116,288	1.8%
FFO Contribution	$51,393	$57,338	(10.4)%	$53,910	$160,095	$185,074	(13.5)%

Non–building revenue	(140)	(2,044)	(93.2)%	(53)	(332)	(2,384)	(86.1)%

Interest expense & amortization of financing costs	15,991	15,673	2.0%	15,785	47,536	39,608	20.0%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$67,244	$70,967	(5.2)%	$69,642	$207,299	$222,298	(6.7)%

Cash Adjustments
Free rent (net of amortization)	$(1,614)	$(3,463)	(53.4)%	$(2,902)	$(8,706)	$(5,238)	66.2%
Straight-line revenue adjustment	364	1,145	(68.2)%	367	471	2,116	(77.7)%
Amortization of acquired above and below-market leases, net	13	13	0.0%	13	40	(35)	(214.3)%
Operating lease straight-line adjustment	204	204	—%	204	611	611	—%
Straight-line tenant credit loss	(342)	694	(149.3)%	15	(660)	(1,544)	(57.3)%
Cash NOI	$65,869	$69,560	(5.3)%	$67,339	$199,055	$218,208	(8.8)%

Lease termination income	(2,082)	(531)	292.1%	(5)	(2,599)	(1,194)	117.7%
Cash NOI excluding lease termination income	$63,787	$69,029	(7.6)%	$67,334	$196,456	$217,014	(9.5)%

Operating Margins
NOI to real estate revenue, net	48.5%	50.8%		51.3%	50.0%	52.9%
Cash NOI to real estate revenue, net	47.5%	49.8%		49.6%	48.0%	51.9%

NOI before operating lease rent/real estate revenue, net	52.9%	55.2%		55.8%	54.5%	57.2%
Cash NOI before operating lease rent/real estate revenue, net	51.8%	54.0%		54.0%	52.3%	56.1%

Supplemental Information	21	Third Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$144,674	$134,373	7.7%	$141,671	$424,805	$408,236	4.1%
Escalation & reimbursement revenues	33,581	26,691	25.8%	25,757	89,925	72,199	24.6%
Other income	1,506	533	182.6%	1,110	3,769	9,278	(59.4)%
Total Revenues	$179,761	$161,597	11.2%	$168,538	$518,499	$489,713	5.9%

Expenses
Operating expenses	$33,231	$30,593	8.6%	$28,698	$92,977	$90,034	3.3%
Operating lease rent	2,824	2,824	—%	2,824	8,472	8,472	—%
Real estate taxes	33,955	32,372	4.9%	31,942	97,761	92,829	5.3%
Total Operating Expenses	$70,010	$65,789	6.4%	$63,464	$199,210	$191,335	4.1%

Operating Income	$109,751	$95,808	14.6%	$105,074	$319,289	$298,378	7.0%

Interest expense & amortization of financing costs	$67,954	$56,956	19.3%	$63,634	$194,616	$159,047	22.4%
Depreciation & amortization	58,751	56,989	3.1%	58,141	175,270	175,008	0.1%

Loss before noncontrolling interest	$(16,954)	$(18,137)	(6.5)%	$(16,701)	$(50,597)	$(35,677)	41.8%
Real estate depreciation & amortization	58,747	56,985	3.1%	58,137	175,257	175,003	0.1%
FFO Contribution	$41,793	$38,848	7.6%	$41,436	$124,660	$139,326	(10.5)%

Non–building revenue	(349)	(460)	(24.1)%	(732)	(1,844)	(821)	124.6%

Interest expense & amortization of financing costs	67,954	56,956	19.3%	63,634	194,616	159,047	22.4%
Non-real estate depreciation	4	4	—%	4	13	5	160.0%
NOI	$109,402	$95,348	14.7%	$104,342	$317,445	$297,557	6.7%

Cash Adjustments
Free rent (net of amortization)	$985	$(6,330)	(115.6)%	$(2,390)	$(5,092)	$(24,276)	(79.0)%
Straight-line revenue adjustment	(3,471)	(4,049)	(14.3)%	(3,787)	(12,379)	(15,952)	(22.4)%
Amortization of acquired above and below-market leases, net	(4,517)	(4,496)	0.5%	(4,433)	(13,384)	(13,417)	(0.2)%
Operating lease straight-line adjustment	161	192	(16.1)%	182	535	577	(7.3)%
Straight-line tenant credit loss	(16)	10	(260.0)%	(146)	(178)	(546)	(67.4)%
Cash NOI	$102,544	$80,675	27.1%	$93,768	$286,947	$243,943	17.6%

Lease termination income	(1,159)	(65)	1,683.1%	(365)	(1,910)	(8,445)	(77.4)%
Cash NOI excluding lease termination income	$101,385	$80,610	25.8%	$93,403	$285,037	$235,498	21.0%

Operating Margins
NOI to real estate revenue, net	61.0%	59.2%		62.2%	61.4%	60.9%
Cash NOI to real estate revenue, net	57.2%	50.1%		55.9%	55.5%	49.9%

NOI before operating lease rent/real estate revenue, net	62.6%	60.9%		63.9%	63.1%	62.6%
Cash NOI before operating lease rent/real estate revenue, net	58.6%	51.7%		57.5%	57.1%	51.5%

Supplemental Information	22	Third Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$118,447	$121,363	(2.4)%	$119,784	$361,467	$366,709	(1.4)%
Escalation & reimbursement revenues	18,073	17,761	1.8%	15,857	50,168	52,668	(4.7)%
Other income	2,237	2,583	(13.4)%	67	2,966	3,604	(17.7)%
Total Revenues	$138,757	$141,707	(2.1)%	$135,708	$414,601	$422,981	(2.0)%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(16,954)	$(18,137)	(6.5)%	$(16,701)	$(50,597)	$(35,677)	41.8%
Expenses
Operating expenses	$36,159	$33,542	7.8%	$31,181	$102,011	$95,726	6.6%
Operating lease rent	6,106	6,106	—%	6,106	18,317	18,317	—%
Real estate taxes	29,108	29,048	0.2%	28,726	86,642	84,256	2.8%
Total Operating Expenses	$71,373	$68,696	3.9%	$66,013	$206,970	$198,299	4.4%

Operating Income	$50,430	$54,874	(8.1)%	$52,994	$157,034	$189,005	(16.9)%

Interest expense & amortization of financing costs	$15,991	$15,673	2.0%	$15,785	$47,536	$39,608	20.0%
Depreciation & amortization	39,286	38,253	2.7%	40,097	118,368	116,288	1.8%

(Loss) income before noncontrolling interest	$(4,847)	$948	(611.3)%	$(2,888)	$(8,870)	$33,109	(126.8)%
Real estate depreciation & amortization	39,286	38,253	2.7%	40,097	118,368	116,288	1.8%
Joint Ventures Real estate depreciation & amortization (1)	58,747	56,985	3.1%	58,137	175,257	175,003	0.1%
FFO Contribution	$93,186	$96,186	(3.1)%	$95,346	$284,755	$324,400	(12.2)%

Non–building revenue	(140)	(2,044)	(93.2)%	(53)	(332)	(2,384)	(86.1)%
Joint Ventures Non–building revenue (1)	(349)	(460)	(24.1)%	(732)	(1,844)	(821)	124.6%

Interest expense & amortization of financing costs	15,991	15,673	2.0%	15,785	47,536	39,608	20.0%
Joint Ventures Interest expense & amortization of financing costs (1)	67,954	56,956	19.3%	63,634	194,616	159,047	22.4%
Non-real estate depreciation	—	—	—%	—	—	—	—%
Joint Ventures Non-real estate depreciation (1)	4	4	0.0%	4	13	5	160.0%
NOI	$176,646	$166,315	6.2%	$173,984	$524,744	$519,855	0.9%

Cash Adjustments
Non-cash adjustments	$(1,375)	$(1,407)	(2.3)%	$(2,303)	$(8,244)	$(4,090)	101.6%
Joint Ventures non-cash adjustments (1)	(6,858)	(14,673)	(53.3)%	(10,574)	(30,498)	(53,614)	(43.1)%
Cash NOI	$168,413	$150,235	12.1%	$161,107	$486,002	$462,151	5.2%

Lease termination income	$(2,082)	$(531)	292.1%	$(5)	$(2,599)	$(1,194)	117.7%
Joint Ventures lease termination income (1)	(1,159)	(65)	1,683.1%	(365)	(1,910)	(8,445)	(77.4)%
Cash NOI excluding lease termination income	$165,172	$149,639	10.4%	$160,737	$481,493	$452,512	6.4%

Operating Margins
NOI to real estate revenue, net	55.5%	55.3%		57.3%	56.4%	57.2%
Cash NOI to real estate revenue, net	53.0%	49.9%		53.1%	52.2%	50.8%

NOI before operating lease rent/real estate revenue, net	58.4%	58.3%		60.3%	59.2%	60.1%
Cash NOI before operating lease rent/real estate revenue, net	55.6%	52.8%		55.9%	55.0%	53.6%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Third Quarter 2023

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2023	Current	Final	Principal
	Ownership	Outstanding			Principal	Maturity	Maturity	Due at
Fixed rate debt	Interest (%)	9/30/2023	Coupon (1)		Amortization	Date	Date (2)	Maturity
Secured fixed rate debt
185 Broadway / 7 Dey (swapped)	100.0	$200,000	7.59%		$—	Nov-23	Nov-23	$200,000
420 Lexington Avenue	100.0	278,724	3.99%		5,827	Oct-24	Oct-40	272,749
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25	Jun-27	370,000
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27	100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27	450,000
		$1,398,724	5.16%		$5,827			$1,392,749
Unsecured fixed rate debt
Term Loan B (swapped)		$200,000	4.41%		$—	Nov-24	Nov-24	$200,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25	100,000
Revolving credit facility (swapped) (3)		400,000	5.95%		—	May-26	May-27	(4) 400,000
Term Loan A (swapped)		1,050,000	3.59%	(5)	—	May-27	May-27	1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.01%		—	Jul-35	Jul-35	100,000
		$1,850,000	4.30%		$—			$1,850,000

Total Fixed Rate Debt		$3,248,724	4.67%		$5,827			$3,242,749
Floating rate debt
Secured floating rate debt
185 Broadway / 7 Dey (SOFR + 285 bps)	100.0	$10,148	8.17%		$—	Nov-23	Nov-23	$10,148
690 Madison (SOFR + 50 bps)	100.0	60,000	5.82%		—	Jul-24	Jul-25	60,000
719 Seventh Avenue (SOFR + 131 bps)	75.0	50,000	6.63%		—	Dec-24	Dec-24	50,000
		$120,148	6.36%		$—			$120,148

Total Floating Rate Debt		$120,148	6.36%		$—			$120,148

Total Debt - Consolidated		$3,368,872	4.73%		$5,827			$3,362,897

Deferred financing costs		(18,340)
Total Debt - Consolidated, net		$3,350,532	4.73%

Total Debt - Joint Venture, net		$7,286,949	4.71%

Total Debt including SLG share of unconsolidated JV Debt		$10,714,612	4.72%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$11,095,716	4.68%

(1) Coupon for floating rate debt determined using the effective SOFR rate at the end of the quarter of 5.32%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.					Revolving Credit Facility Covenants
(3) Spread includes applicable Term SOFR adjustment.							Actual	Required
(4) As-of-right extension.					Total Debt / Total Assets		32.0%	Less than 60%
(5) Represents a blended swapped rate inclusive of the effect of multiple swaps.					Consolidated Fixed Charge Coverage		1.49x	Greater than 1.4x
					Maximum Secured Indebtedness		16.4%	Less than 50%
					Maximum Unencumbered Leverage Ratio		33.3%	Less than 60%

					Unsecured Notes Covenants
							Actual	Required
					Total Debt / Total Assets		32.7%	Less than 60%
					Secured Debt / Total Assets		19.1%	Less than 40%
					Debt Service Coverage		1.83x	Greater than 1.5x
					Unencumbered Assets / Unsecured Debt		379.3%	Greater than 150%

Supplemental Information	24	Third Quarter 2023

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2023 Principal	Current		Final		Principal
	Ownership	9/30/2023			Amortization		Maturity		Maturity		Due at Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
717 Fifth Avenue	10.9	$655,328	$71,536	5.02%		$—	Jul-22	(3)	Jul-22	(3)	$71,536
650 Fifth Avenue	50.0	65,000	32,500	5.45%		—	Oct-23	(4)	Jan-24		32,500
220 East 42nd (capped)	51.0	505,412	257,760	5.86%		—	Jun-24		Jun-25		257,760
5 Times Square (capped)	31.6	434,816	137,185	7.07%		—	Sep-24		Sep-26		137,185
10 East 53rd Street (capped)	55.0	220,000	121,000	5.45%		—	Feb-25		Feb-25		121,000
1515 Broadway	56.9	767,179	436,286	3.93%		11,554	Mar-25		Mar-25		419,371
115 Spring Street	51.0	65,550	33,431	5.50%		—	Mar-25		Mar-25		33,431
450 Park Avenue (capped)	25.1	267,000	67,017	6.10%		—	Jun-25		Jun-27		67,017
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		Sep-25		840,000
One Madison Avenue (capped)	25.5	662,663	168,979	3.59%		—	Nov-25		Nov-26		168,979
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		Feb-26		107,120
919 Third Avenue (swapped)	51.0	500,000	255,000	6.11%		—	Apr-26		Apr-28		255,000
625 Madison Avenue	90.4	223,200	201,840	6.05%			Dec-26		Dec-26		201,840
245 Park Avenue	50.1	1,768,000	885,768	4.30%		—	Jun-27		Jun-27		885,768
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		Nov-27		299,400
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(5)	—	Jul-31		Jul-31		2,130,300
Total Fixed Rate Debt		$11,911,148	$6,045,122	4.01%	(6)	$11,554					$6,028,207
Floating rate debt
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000	$6,900	6.67%	(7)	$—	Feb-23	(3)	Feb-23	(3)	$6,900
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000	105,000	7.57%		—	Oct-23	(4)	Jan-24		105,000
2 Herald Square (SOFR + 206 bps) (8)	51.0	182,500	93,075	7.38%		—	Nov-23		Nov-23		93,075
100 Park Avenue (SOFR + 236 bps) (8)	49.9	360,000	179,640	7.68%		—	Dec-23		Dec-25		179,640
15 Beekman (SOFR + 161 bps)	20.0	123,168	24,634	6.93%		—	Jan-24		Jul-25		24,634
1552 Broadway (SOFR + 275 bps) (8)	50.0	193,132	96,566	8.07%		—	Feb-24		Feb-24		96,566
280 Park Avenue (SOFR + 203 bps)	50.0	1,200,000	600,000	7.35%		—	Sep-24		Sep-24		600,000
5 Times Square (SOFR + 569 bps)	31.6	604,598	190,751	11.01%		—	Sep-24		Sep-26		190,751
21 East 66th Street (SOFR + 175 bps) (9)	32.3	12,000	3,873	7.07%		—	Apr-27		Apr-27		3,873
21 East 66th Street (T 12 mos + 275 bps) (9)	32.3	555	179	8.21%		15	Jun-33		Jun-33		2
Total Floating Rate Debt		$2,908,953	$1,300,618	7.99%	(6)	$15					$1,300,441
Total unconsolidated JV Debt		$14,820,101	$7,345,740	4.71%	(6)	$11,569					$7,328,648
	Deferred financing costs	(112,175)	(58,791)
Total unconsolidated JV Debt, net		$14,707,926	$7,286,949	4.71%	(6)

(1) Coupon for floating rate debt determined using the effective SOFR rate at the end of the quarter of 5.32%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.						Composition of Debt
(3) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.						Fixed Rate Debt
(4) The Company is in discussions with the lender on exercising the extension option.						Consolidated			$3,248,724
(5) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.						SLG Share of JV			6,045,122
(6) Calculated based on SL Green's share of the outstanding debt.						Total Fixed Rate Debt			$9,293,846		86.7%
(7) The coupon rate is based on the last available LIBOR on June 30, 2023.
(8) Spread includes applicable Term SOFR adjustment.						Floating Rate Debt
(9) In October, together with our joint venture partners, we entered into an agreement to sell the equity interests in the condominium units at the property. The sale is anticipated to close in the fourth quarter of 2023, subject to customary closing conditions.						Consolidated			$120,148
						SLG Share of JV			1,300,618
									1,420,766		13.3%
						Floating Rate DPE and Other Investments			(158,430)		(1.5)%
						Total Floating Rate Debt			$1,262,336		11.8%
						Total Debt			$10,714,612

Supplemental Information	25	Third Quarter 2023

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	9/30/2023	9/30/2023	Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
185 Broadway / 7 Dey			100.0	$200,000	$149	Swap	4.74%	November 2022	November 2023

100 Church Street			100.0	$370,000	$6,757	Swap	3.89%	November 2022	June 2027

Unsecured Debt
Term Loan A			100.0	$150,000	$1,061	Swap	2.60%	December 2021	January 2024
Term Loan A			100.0	150,000	6,885	Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	11,727	Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	4,896	Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	5,422	Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	3,130	Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	15,663	Swap	2.87%	July 2023	May 2027

Revolving credit facility			100.0	$200,000	$488	Swap	4.49%	November 2022	January 2024
Revolving credit facility			100.0	200,000	447	Swap	4.41%	November 2022	January 2024

Term Loan B			100.0	$200,000	$9,035	Swap	2.66%	December 2021	January 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	$2,436	Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
Term Loan A			100.0	$150,000	$3,850	Swap	3.52%	January 2024	May 2027

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	9/30/2023		9/30/2023
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share	Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
10 East 53rd Street	55.0	$220,000	$121,000	$1,097	$603	Cap	4.00%	February 2023	February 2024

One Madison Avenue	25.5	$410,070	$104,568	$14,035	$3,579	Cap	0.49%	February 2022	May 2024
One Madison Avenue	25.5	410,070	104,568	14,040	3,580	Cap	0.49%	February 2022	May 2024

220 East 42nd Street	51.0	$505,412	$257,760	$8,524	$4,347	Cap	3.00%	June 2023	June 2024

450 Park Avenue	25.1	$272,000	$68,272	$3,176	$797	Cap	4.00%	August 2023	February 2026

5 Times Square	31.6	$434,816	$137,185	$8,781	$2,770	Cap	3.50%	September 2023	February 2026

919 Third Avenue	51.0	$250,000	$127,500	$6,299	$3,212	Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	6,305	3,216	Swap	3.61%	April 2023	February 2026

800 Third Avenue	60.5	$177,000	$107,120	$12,655	$7,659	Swap	1.55%	December 2022	February 2026

(1) Certain financings require the purchase of a cap at a specified strike rate.

Supplemental Information	26	Third Quarter 2023

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		2023 Scheduled		2024 Scheduled		2025 Scheduled		2026 Scheduled		Lease		Year of Final
Property		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)		Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$1,727		$6,909		$6,909		$6,909		$86,831		2043
SL Green Headquarters at One Vanderbilt		415	(4)(5)	1,695	(4)	1,736	(4)	1,776	(4)	92,243		2048
625 Madison		—	(6)	—	(6)	—	(6)	—	(6)	56,013	(6)	2054
Summit One Vanderbilt		1,646	(4)	6,958	(4)	6,958	(4)	6,958	(4)	435,203		2070
420 Lexington Avenue		2,800		11,199		11,199		11,199		173,637		2080
711 Third Avenue		1,375	(7)	5,500	(7)	5,500	(7)	5,500	(7)	43,485	(7)	2083
Total		$7,963		$32,261		$32,302		$32,342		$887,412

Financing Leases
15 Beekman		$784		$3,180		$3,228		$3,276		$105,198		2119	(8)
Total		$784		$3,180		$3,228		$3,276		$105,198

	SLG	2023 Scheduled		2024 Scheduled		2025 Scheduled		2026 Scheduled		Lease		Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)		Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (9)	33.3	$153		$614		$614		$614		$3,588		2029
650 Fifth Avenue (Floors 4-6)	50.0	448		1,790		1,790		1,802		15,073		2053
650 Fifth Avenue (Floors b-3)	50.0	378		1,569		1,569		1,571		31,673		2062
885 Third Avenue	34.1	65		259		259		259		5,188		2080
5 Times Square	31.6	—	(10)	—	(10)	—	(10)	—	(10)	—	(10)	2089
1560 Broadway	50.0	1,747		7,272		7,476		7,554		64,008		2114
Total		$2,791		$11,504		$11,708		$11,800		$119,530

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$1,765		$7,364		$7,364		$7,364		$102,776		2062
One Vanderbilt Avenue Garage	71.0	52		209		211		213		3,428		2069
2 Herald Square	51.0	1,882		7,654		7,845		8,041		219,226		2077	(8)
Total		$3,699		$15,227		$15,420		$15,618		$325,430

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of September 30, 2023.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) Reflects free rent.
(6) The Company owns 90.43% of the fee interest in the property.
(7) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(8) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(9) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

(10) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	27	Third Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

9/30/2022		$663,985	$994,959	11.73%	6.36%

Debt investment originations/fundings/accretion	(4)	14,214
Preferred Equity investment originations/accretion	(4)	1,969
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,888)
Reserves/Realized Losses		—
12/31/2022		$623,280	$676,268	6.62%	6.47%

Debt investment originations/fundings/accretion	(4)	8,455
Preferred Equity investment originations/accretion	(4)	1,958
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		(6,890)
3/31/2023		$626,803	$635,651	5.75%	5.89%

Debt investment originations/fundings/accretion	(4)	7,660
Preferred Equity investment originations/accretion	(4)	2,013
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2023		$636,476	$645,812	5.83%	6.07%

Debt investment originations/fundings/accretion	(4)	11,650
Preferred Equity investment originations/accretion	(4)	2,068
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(315,867)
Reserves/Realized Losses		—
9/30/2023		$334,327	$608,701	6.15%	8.21%

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	28	Third Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$158,430	$50,000	$208,430		$1,069,704	$555	6.07%	9.15%

Preferred Equity	—	125,897	125,897		250,000	$763	6.46%	6.55%

Balance as of 9/30/2023	$158,430	$175,897	$334,327	(4)		$633	6.15%	8.21%

	Debt and Preferred Equity Maturity Profile (4)
	2023 (5)	2024	2025	2026	2027 & Thereafter
Floating Rate	$97,172	$61,258	$—	$—	$—
Fixed Rate	—	—	30,000	—	145,897
Sub-total	$97,172	$61,258	$30,000	$—	$145,897

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.85 years. Approximately 45.6% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.35 years.
(5) In October 2023, $39.1 million of the floating rate debt maturing in 2023 was extended to January 2026.

Supplemental Information	29	Third Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior			Yield At End
Investment Type	9/30/2023	Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity	$125,897	Multi-Family Rental	Manhattan	250,000	$763	Fixed	6.55%

Mezzanine Loan	61,258	Multi-Family Rental	Brooklyn	269,620	$542	Floating	15.09%

Mezzanine Loan	49,846	Office	Manhattan	275,000	$414	Floating	(4)

Mezzanine Loan	39,083	Office	Manhattan	186,084	$690	Floating	13.64%

Mezzanine Loan	30,000	Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000	Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,243	Office	Manhattan	54,000	$449	Floating	18.84%

Total	$334,327

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of September 30, 2023.

Supplemental Information	30	Third Quarter 2023

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2023		June 30, 2023		Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.4	90.3	90.3	90.3	90.3	$47,095	9.1	3.9	18
110 Greene Street	100.0	Soho	Fee Interest	223,600	0.9	87.9	89.7	87.9	89.7	17,608	3.4	1.5	55
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.5	99.9	99.9	99.9	99.9	47,988	9.3	4.0	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	100.0	100.0	100.0	100.0	18,537	3.6	1.5	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.0	87.4	88.3	84.6	87.9	82,253	15.9	6.8	171
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.8	82.2	82.2	80.3	80.3	14,933	2.9	1.2	14
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.9	73.4	73.8	73.3	73.3	46,013	8.9	3.8	25
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.0	96.8	96.8	96.8	96.8	54,929	10.6	4.5	9
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.2	94.7	94.7	94.7	94.7	34,917	6.8	2.9	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	2.9	82.5	82.9	82.1	82.9	41,184	8.0	3.4	39
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	69.3	69.3	69.3	69.3	66,520	12.9	5.5	11
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.4	72.7	76.7	70.1	72.7	33,283	6.4	2.8	40

Subtotal / Weighted Average				8,180,345	34.4%	85.1%	85.6%	84.4%	85.2%	$505,260	97.7%	41.8%	436

"Non Same Store"
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	81.3	81.3	93.1	93.1	$11,640	2.3	1.0	13

Subtotal / Weighted Average				218,796	0.9%	81.3%	81.3%	93.1%	93.1%	$11,640	2.3%	1.0%	13

Total / Weighted Average Consolidated Properties				8,399,141	35.3%	85.0%	85.5%	84.7%	85.4%	$516,900	100.0%	42.7%	449

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	354,300	1.5	98.1	98.1	98.1	98.1	$33,288		1.5	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	9.7	96.2	96.2	96.4	96.4	168,089		8.3	9
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.5	77.7	77.7	77.7	77.7	56,675		2.3	37
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.1	96.9	97.6	96.9	97.6	137,751		5.7	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.2	80.3	84.0	76.9	80.2	32,784		1.6	35
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.1	78.9	80.0	78.9	80.0	81,817		3.4	7
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.3	99.7	99.7	99.7	99.7	136,834		6.4	7
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	8.6	91.8	91.8	91.8	91.8	146,032		3.0	21
Added to Same Store in 2023
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1,657,198	7.0	97.8	99.4	97.4	99.4	266,281		15.6	38
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.8	88.9	88.9	91.4	91.4	68,095		2.9	35

Subtotal / Weighted Average				13,292,381	55.8%	92.0%	92.5%	92.0%	92.6%	$1,127,647		50.9%	267

"Non Same Store"
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.5	80.7	82.9	80.1	80.8	$136,576		5.7	16
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	82.9	92.5	82.9	82.9	35,181		0.7	22

Subtotal / Weighted Average				2,119,793	8.9%	81.1%	84.4%	80.6%	81.2%	$171,757		6.4%	38

Total / Weighted Average Unconsolidated Properties				15,412,174	64.7%	90.5%	91.4%	90.5%	91.0%	$1,299,404		57.3%	305

Manhattan Operating Properties Grand Total / Weighted Average				23,811,315	100.0%	88.5%	89.3%	88.4%	89.1%	$1,816,303			754
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent										$1,210,199		100.0%
Manhattan Operating Properties Same Store Occupancy %				21,472,726	90.2%	89.4%	89.9%	89.2%	89.8%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) The Company owns 50% of the fee interest.

Supplemental Information	31	Third Quarter 2023

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		September 30, 2023		June 30, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	5.5		100.0	100.0	100.0	100.0	$3,480	2.3	1
21 East 66th Street (4)	32.3	Plaza District	Fee Interest	13,069	4.2		100.0	100.0	100.0	100.0	2,735	2.0	2
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	4.1		100.0	100.0	100.0	100.0	2,250	1.8	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	1.7		100.0	100.0	100.0	100.0	3,984	4.5	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	22.1		100.0	100.0	100.0	100.0	40,064	44.6	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	119,550	38.2		90.4	90.4	90.4	90.4	29,362	7.1	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	10,040	3.2		—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	18.5		88.3	88.3	88.3	88.3	30,740	34.2	3
Subtotal/Weighted Average				304,905	97.5%		90.7%	90.7%	90.7%	90.7%	$112,615	96.6%	14

"Non Same Store" Retail
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,848	2.5		100.0	100.0	100.0	100.0	$1,505	3.4	1

Subtotal/Weighted Average				7,848	2.5%		100.0%	100.0%	100.0%	100.0%	$1,505	3.4%	1

Total / Weighted Average Retail Properties				312,753	100.0%		91.0%	91.0%	91.0%	91.0%	$114,119	100.0%	15

Residential Properties
	Ownership				Total		September 30, 2023		June 30, 2023		Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (5)
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	(SLG%)	($'s)

"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		96.2	96.7	96.7	98.6	$11,452	81.0	$4,748
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(6)	100.0	100.0	N/A	N/A	13,473	19.0	N/A
Subtotal/Weighted Average				362,266	693		98.8%	99.0%	96.7%	98.6%	$24,926	100.0%	$4,748

Total / Weighted Average Residential Properties				362,266	693		98.8%	99.0%	96.7%	98.6%	$24,926	100.0%	$4,748

Suburban Properties
	Ownership				% of Total		September 30, 2023		June 30, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	(SLG%)

"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		77.4	77.4	78.4	78.4	$19,461	100.0	99
Subtotal/Weighted Average				862,800	100.0%		77.4%	77.4%	78.4%	78.4%	$19,461	100.0%	99

Total / Weighted Average Suburban Properties				862,800	100.0%		77.4%	77.4%	78.4%	78.4%	$19,461	100.0%	99

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) In October, together with our joint venture partners, we entered into an agreement to sell the equity interests in the condominium units at the property. The sale is anticipated to close in the fourth quarter of 2023, subject to customary closing conditions.
(5) Calculated based on occupied units. Amounts in dollars.
(6) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	32	Third Quarter 2023

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2023		June 30, 2023		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	(SLG%)

Development / Redevelopment
2 Herald Square	51.0	Herald Square	Leasehold Interest	369,000	12.7	34.5	34.5	34.5	34.5	$19,797	22.5	$304,012	4
5 Times Square	31.6	Times Square	Leasehold Interest	1,127,931	38.8	23.3	23.3	23.3	23.3	26,831	18.8	782,584	3
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	0.5	5.5	5.5	5.5	5.5	32	0.1	13,638	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	1.7	34.5	34.5	34.5	34.5	3,323	7.4	48,823	4
625 Madison Avenue	100.0	Plaza District	Leasehold / Fee Interest (4)	563,000	19.4	16.1	16.1	16.8	16.8	12,145	27.0	620,245	13
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	26.9	18.0	18.0	18.0	18.0	10,911	24.3	265,145	21

Total / Weighted Average Development / Redevelopment Properties				2,904,776	100.0%	22.0%	22.0%	22.1%	22.1%	$73,039	100.0%	$2,034,447	46

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) The Company owns 90.43% of the fee interest.

Construction in Progress
								Future Equity				Development
						Equity Contributed		Contributions		Financing		Budget
Building Address		Ownership	Estimated		Percentage
	Square Feet	Interest (%)	TCO (1)		Leased	Company	Partners	Company	Partners	Drawn	Available	Total (2)

One Madison	1,396,426	25.5	Q3 2023	(3)	54.9	$276,092	$761,157	$—	$—	$662,663	$587,337	$2,287,249
760 Madison	58,574	100.0	Q4 2023	(4)	(5)	388,263	—	71,973	—	—	—	460,236

Total Construction In Progress						$664,355	$761,157	$71,973	$—	$662,663	$587,337	$2,747,485

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) TCO was received in September 2023
(4) Reflects estimated turn over of retail space to retail tenant.
(5) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	33	Third Quarter 2023

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	September 30, 2023		June 30, 2023		Annualized Contractual Retail Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,944	0.5	100.0	100.0	100.0	100.0	$1,505	0.6	1.1	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	10,040	0.7	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				17,984	1.2%	44.2%	44.2%	44.2%	44.2%	$1,505	0.6%	1.1%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	1.2	100.0	100.0	100.0	100.0	$3,480	1.4	0.7	1
21 East 66th Street	32.3	Plaza District	Fee Interest	13,069	0.8	100.0	100.0	100.0	100.0	2,735	1.1	0.6	2
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	0.8	100.0	100.0	100.0	100.0	2,250	0.9	0.6	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.4	100.0	100.0	100.0	100.0	3,984	1.6	1.4	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	4.7	100.0	100.0	100.0	100.0	40,064	16.4	14.1	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	119,550	8.0	90.4	90.4	90.4	90.4	29,362	12.0	2.3	5
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	3.9	88.3	88.3	88.3	88.3	30,740	12.6	10.8	3

Subtotal / Weighted Average				294,865	19.8%	93.8%	93.8%	93.8%	93.8%	$112,614	46.0%	30.6%	14

Total / Weighted Average High Street Retail				312,849	21.0%	91.0%	91.0%	91.0%	91.0%	$114,119	46.6%	31.6%	15

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.1	96.2	96.2	96.2	96.2	$3,901	1.6	2.7	9
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.1	100.0	100.0	100.0	100.0	4,486	1.8	3.2	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.2	100.0	100.0	100.0	100.0	4,718	1.9	3.3	7
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.1	100.0	100.0	100.0	100.0	3,323	1.4	2.3	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.7	100.0	100.0	100.0	100.0	3,624	1.5	2.6	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.6	93.6	93.6	93.6	93.6	4,814	2.0	3.4	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	17,114	1.2	—	—	15.9	15.9	—	—	—	—
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	2.8	56.7	56.7	55.1	55.1	4,117	1.7	2.9	6
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.6	100.0	100.0	100.0	100.0	3,028	1.2	2.1	2
625 Madison Avenue (4)	100.0	Plaza District	Leasehold Interest	78,489	5.3	63.1	63.1	67.8	67.8	8,981	3.7	6.3	10
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.7	100.0	100.0	100.0	100.0	3,472	1.4	2.4	3
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.7	47.5	47.5	47.5	47.5	1,769	0.7	1.2	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.2	98.6	98.6	98.6	98.6	4,580	1.9	3.2	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	12,403	0.8	64.2	64.2	64.2	64.2	468	0.2	0.3	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	50,494	3.4	85.1	85.1	85.1	85.1	4,250	1.7	3.0	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.2	98.7	98.7	98.7	98.7	2,628	1.1	1.9	5

Subtotal / Weighted Average				545,579	36.7%	82.5%	82.5%	83.6%	83.6%	$58,158	23.7%	41.0%	71

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	34	Third Quarter 2023

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	September 30, 2023		June 30, 2023		Annualized Contractual Retail Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	34,885		2.3	100.0	100.0	100.0	100.0	$5,756	2.4	2.9	7
2 Herald Square (4)	51.0	Herald Square	Leasehold Interest	94,531		6.4	40.6	40.6	40.6	40.6	9,488	3.9	3.4	3
5 Times Square (4)	31.6	Times Square	Leasehold Interest	42,934		2.9	56.9	56.9	56.9	56.9	4,260	1.7	0.9	2
10 East 53rd Street	55.0	Plaza District	Fee Interest	38,657		2.6	100.0	100.0	100.0	100.0	3,887	1.6	1.5	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800		2.6	96.4	96.4	96.4	96.4	3,488	1.4	1.5	4
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022		2.7	97.1	97.1	97.1	97.1	3,127	1.3	1.1	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866		2.3	86.1	86.1	100.0	100.0	1,953	0.8	0.7	4
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220		2.5	50.7	50.7	50.7	50.7	1,153	0.5	0.4	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219		1.9	93.9	93.9	93.9	93.9	1,645	0.7	0.6	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317		0.4	100.0	100.0	100.0	100.0	1,563	0.6	0.3	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900		0.7	28.3	28.3	28.3	28.3	375	0.2	0.2	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004		2.1	98.9	98.9	98.9	98.9	3,889	1.6	1.4	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011		12.2	99.8	99.8	99.8	99.8	30,953	12.6	12.4	7
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(5)	0.7	78.5	78.5	78.5	78.5	1,125	0.5	0.2	6

Subtotal / Weighted Average				628,958		42.3%	82.2%	82.2%	82.9%	82.9%	$72,661	29.7%	27.4%	54

Total / Weighted Average Other Retail				1,174,537		79.0%	82.3%	82.3%	83.2%	83.2%	$130,819	53.4%	68.4%	125

Retail Grand Total / Weighted Average				1,487,386		100.0%	84.2%	84.2%	84.9%	84.9%	$244,938	100.0%		140
Retail Grand Total - SLG Share of Annualized Rent											$142,002		100.0%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.
(5) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Third Quarter 2023

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,126	$105,857	$60,232	4.5%	$66.03
	555 West 57th Street	100.0	Dec 2023	137,072	7,251	7,251	0.5	52.90
	555 West 57th Street	100.0	Apr 2029	180,779	10,047	10,047	0.8	55.58
	1515 Broadway	56.9	Mar 2028	9,106	2,113	1,203	0.1	232.09
	Worldwide Plaza	25.0	Jan 2027	32,598	2,528	631	—	77.56
				1,962,681	$127,796	$79,364	6.0%	$65.11		BBB-

Credit Suisse (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$75,934	$45,561	3.4%	$64.09		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$50,959	$30,575	2.3%	$88.04		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$25,412	$18,045	1.4%	$131.56
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,234	2,296	0.2	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,029	2,029	0.2	325.47
	125 Park Avenue	100.0	Oct 2030	26,536	1,835	1,835	0.1	69.16
	125 Park Avenue	100.0	Mar 2034	25,171	1,611	1,611	0.1	64.00
				257,943	$34,121	$25,816	1.9%	$132.28		AA-

Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	749,216	$50,045	$25,523	1.9%	$66.80
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,566	$25,334	1.9%	$97.09		A
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,994	$23,429	1.8%	$169.46		A-
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$21,145	$21,145	1.6%	$41.46		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,129	$21,129	1.6%	$96.80

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$19,905	$19,905	1.5%	$57.72
	420 Lexington Avenue	100.0	Jan 2027	7,537	444	444	—	58.89
				352,410	$20,349	$20,349	1.5%	$57.74	(4)	A3

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$40,064	$20,032	1.5%	$578.84		AA-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,641	$13,641	1.0%	$78.36
	11 Madison Avenue	60.0	Sep 2030	104,618	10,503	6,302	0.5	100.39
				278,687	$24,144	$19,943	1.5%	$86.63

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$24,857	$17,651	1.3%	$169.51
	420 Lexington Avenue	100.0	Oct 2026	10,043	619	619	—	61.60
				156,685	$25,476	$18,270	1.4%	$162.59

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Apr 2042	142,892	$20,466	$14,533	1.1%	$143.23
	125 Park Avenue	100.0	Apr 2042	52,450	3,583	3,583	0.3	68.32
				195,342	$24,050	$18,116	1.4%	$123.12		AA-

Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$70,162	$17,505	1.3%	$113.69
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$22,014	$15,632	1.2%	$225.43	(4)
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,540	$15,540	1.2%	$92.96		BBB-
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$12,857	$12,857	1.0%	$56.75		A

Greenberg Traurig LLP	One Vanderbilt Avenue	71.0	Oct 2037	99,888	$12,486	$8,866	0.7%	$125.00
	420 Lexington Avenue	100.0	Nov 2037	49,049	3,356	3,356	0.3	68.41
				148,937	$15,842	$12,222	0.9%	$106.36

Yelp, Inc	11 Madison Avenue	60.0	Apr 2025	191,797	$19,693	$11,816	0.9%	$102.67

Total				8,678,792	$754,879	$480,158	36.2%	$86.98

(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	36	Third Quarter 2023

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	37	Third Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 6/30/23			2,789,889

Space which became available during the Quarter (3):
Office
	11 Madison Avenue	1	6,167	7,147	$91.22
	110 Greene Street	1	241	241	98.00
	220 East 42nd Street	4	28,337	29,462	70.71
	245 Park Avenue	2	25,951	25,696	99.47
	420 Lexington Avenue	9	13,618	17,667	66.46
	810 Seventh Avenue	1	7,727	8,634	71.80
	885 Third Avenue	1	25,757	25,757	89.04
	1350 Avenue of the Americas	2	6,672	6,739	81.68
	Total/Weighted Average	21	114,470	121,343	$82.02

Retail
	125 Park Avenue	1	1,050	1,108	$182.38
	461 Fifth Avenue	1	1,850	1,751	491.97
	Total/Weighted Average	2	2,900	2,859	$371.99

Storage
	220 East 42nd Street	1	1,040	1,081	$25.00
	461 Fifth Avenue	2	797	965	43.35
	1515 Broadway	1	1,491	1,423	16.87
	Total/Weighted Average	4	3,328	3,469	$26.77

	Total Space which became available during the quarter
	Office	21	114,470	121,343	$82.02
	Retail	2	2,900	2,859	$371.99
	Storage	4	3,328	3,469	$26.77
		27	120,698	127,671	$87.01

	Total Available Space		2,910,587

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Third Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,910,587

Office
	One Vanderbilt Avenue	1	8.4	6,393	6,393	$247.00	$—	$—	5.0
	110 Greene Street	1	1.0	241	241	100.94	98.00	—	—
	245 Park Avenue	1	2.2	36,575	36,316	103.00	98.57	—	2.0
	420 Lexington Avenue	11	5.4	46,065	51,576	58.79	64.81	69.28	4.7
	461 Fifth Avenue	1	7.7	6,472	6,909	85.00	87.19	19.99	4.0
	800 Third Avenue	3	3.8	17,982	18,937	61.34	—	69.93	1.9
	810 Seventh Avenue	2	5.5	10,489	11,969	61.50	—	56.58	6.0
	1350 Avenue of the Americas	5	7.8	20,689	21,628	63.74	77.91	51.31	10.8
	Total/Weighted Average	25	5.0	144,906	153,969	$79.49	$87.56	$44.31	4.6

Retail
	125 Park Avenue	1	15.3	1,050	1,277	$169.15	$158.24	$—	4.0
	485 Lexington Avenue	1	10.3	624	639	197.18	271.07	—	4.0
	Total/Weighted Average	2	13.7	1,674	1,916	$178.50	$195.87	$—	4.0

Storage
	220 East 42nd Street	1	5.0	1,040	1,081	$28.00	$25.00	$—	—
	1350 Avenue of the Americas	1	10.0	487	474	28.00	—	—	—
	1515 Broadway	1	1.0	1,491	1,423	16.87	16.87	—	—
	Total/Weighted Average	3	3.9	3,018	2,978	$22.68	$20.38	$—	—

Leased Space
	Office (4)	25	5.0	144,906	153,969	$79.49	$87.56	$44.31	4.6
	Retail	2	13.7	1,674	1,916	$178.50	$195.87	$—	4.0
	Storage	3	3.9	3,018	2,978	$22.68	$20.38	$—	—
	Total	30	5.1	149,598	158,863	$79.62	$88.07	$42.95	4.6

Total Available Space as of 9/30/23				2,760,989
Early Renewals
Office
	10 East 53rd Street	1	1.3	8,887	8,925	$98.00	$119.28	$—	—
	100 Church Street	1	5.5	7,704	6,122	44.00	51.68	7.00	6.0
	100 Park Avenue	1	7.0	18,341	20,626	83.00	82.67	25.00	8.0
	110 Greene Street	1	3.0	2,424	2,424	90.18	88.98	—	—
	125 Park Avenue	1	7.5	8,613	9,747	66.00	55.24	102.45	2.0
	280 Park Avenue	1	3.3	18,734	20,126	145.00	152.68	20.00	3.0
	420 Lexington Avenue	6	4.2	15,556	18,836	61.08	66.50	0.41	2.3
	800 Third Avenue	1	2.1	3,915	3,915	63.24	63.24	—	1.0
	810 Seventh Avenue	2	9.0	23,786	26,036	51.05	56.99	44.82	17.2
	885 Third Avenue	1	1.0	12,870	13,884	91.00	86.75	—	—
	1350 Avenue of the Americas	2	2.3	15,082	14,839	87.84	88.78	—	0.4
	Total/Weighted Average	18	4.8	135,912	145,480	$82.01	$85.36	$21.54	5.4

Retail
	125 Park Avenue	1	2.0	7,201	6,234	$320.82	$325.47	$—	—
	Total/Weighted Average	1	2.0	7,201	6,234	$320.82	$325.47	$—	—

Renewals
	Early Renewals Office	18	4.8	135,912	145,480	$82.01	$85.36	$21.54	5.4
	Early Renewals Retail	1	2.0	7,201	6,234	$320.82	$325.47	$—	—
	Total	19	4.7	143,113	151,714	$91.82	$95.23	$20.66	5.2

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $84.86/rsf for 73,484 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $82.96/rsf for 218,964 rentable SF.

Supplemental Information	39	Third Quarter 2023

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties

3rd Quarter 2023 (4)	10	25,236	25,236	0.3%	$1,554,260	$1,554,260	$61.59	$59.49
4th Quarter 2023	19	202,460	202,460	2.7%	12,110,875	12,110,875	59.82	60.85

Total 2023	29	227,696	227,696	3.0%	$13,665,135	$13,665,135	$60.01	$60.70

2024	58	432,305	432,305	5.7%	$25,825,753	$25,825,753	$59.74	$53.77
2025	68	637,413	637,413	8.4%	52,465,189	52,465,189	82.31	67.74
2026	55	780,491	780,491	10.3%	53,966,625	53,966,625	69.14	65.30
2027	57	664,029	664,029	8.8%	53,762,928	53,762,928	80.96	64.53
2028	55	731,126	731,126	9.6%	54,485,109	54,485,109	74.52	67.57
2029	33	599,205	599,205	7.9%	39,186,688	39,186,688	65.40	60.78
2030	21	695,612	695,612	9.2%	49,257,610	49,257,610	70.81	66.20
2031	17	359,472	359,472	4.7%	24,229,828	24,229,828	67.40	66.31
2032	17	682,895	682,895	9.0%	41,803,638	41,803,638	61.22	54.54
Thereafter	52	1,778,648	1,778,648	23.4%	108,251,120	108,251,120	60.86	54.40
Grand Total	462	7,588,892	7,588,892	100.0%	$516,899,623	$516,899,623	$68.11	$61.11

Unconsolidated JV Properties

3rd Quarter 2023 (4)	6	38,887	19,243	0.3%	$4,808,606	$2,370,561	$123.66	$95.03
4th Quarter 2023	8	160,938	80,198	1.1%	15,913,318	7,947,005	98.88	87.97

Total 2023	14	199,825	99,441	1.4%	$20,721,925	$10,317,566	$103.70	$89.34

2024	30	1,016,212	355,141	7.2%	$108,115,504	$36,512,006	$106.39	$88.42
2025	26	421,249	221,778	3.0%	41,825,105	22,288,226	99.29	86.20
2026	44	956,319	452,562	6.8%	108,196,818	52,073,637	113.14	99.87
2027	29	352,724	158,876	2.5%	44,726,543	21,091,893	126.80	112.15
2028	30	310,797	174,945	2.2%	35,356,565	20,144,560	113.76	109.36
2029	17	893,912	449,140	6.4%	64,099,508	31,763,628	71.71	75.48
2030	20	474,689	267,620	3.4%	48,338,341	27,397,188	101.83	89.16
2031	27	2,912,088	1,596,122	20.8%	218,700,546	119,253,658	75.10	75.90
2032	15	1,075,978	538,405	7.7%	95,243,250	48,199,149	88.52	91.69
Thereafter	68	5,409,923	2,960,041	38.6%	514,079,395	304,257,738	95.02	102.19
Grand Total	320	14,023,716	7,274,071	100.0%	$1,299,403,500	$693,299,249	$92.66	$92.37

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2023.

Supplemental Information	40	Third Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	—	—	—	—%	—	—	—	—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	1	7,944	7,944	100.0%	1,504,764	1,504,764	189.42	394.65
	1	7,944	7,944	100.0%	$1,504,764	$1,504,764	$189.42	$394.65
Vacancy (5)		10,040						$268.92
Grand Total		17,984						$324.46

Other Retail
2023 (4)	5	20,523	20,523	4.5%	$5,333,186	$5,333,186	$259.86	$288.60
2024	2	4,660	4,660	1.0%	1,180,576	1,180,576	253.34	119.00
2025	4	33,115	33,115	7.2%	5,600,801	5,600,801	169.13	138.12
2026	5	11,241	11,241	2.5%	1,200,047	1,200,047	106.76	91.00
2027	6	29,485	29,485	6.4%	4,670,884	4,670,884	158.42	104.94
2028	4	8,195	8,195	1.8%	1,525,606	1,525,606	186.16	156.83
2029	4	27,702	27,702	6.1%	2,482,931	2,482,931	89.63	86.47
2030	6	49,798	49,798	10.9%	7,714,386	7,714,386	154.91	126.14
2031	4	17,343	17,343	3.8%	2,188,046	2,188,046	126.16	87.24
2032	8	72,420	72,420	15.8%	6,339,310	6,339,310	87.54	75.36
Thereafter	23	182,887	182,887	40.0%	19,922,656	19,922,656	108.93	87.22
	71	457,369	457,369	100.0%	$58,158,429	$58,158,429	$127.16	$105.06
Vacancy (5)		94,667						$111.52
Grand Total		552,036						$106.17

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Third Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	3	9,673	2,353	3.7%	$2,956,586	$907,008	$305.65	$356.94
2024	1	7,793	3,897	3.0%	5,768,640	2,884,320	740.23	1,026.56
2025	—	—	—	—%	—	—	—	—
2026	5	121,364	17,472	46.0%	35,818,701	6,171,931	295.13	192.48
2027	1	3,655	399	1.4%	785,058	85,729	214.79	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.8%	22,971,730	11,485,865	736.89	375.97
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	34.1%	44,313,695	21,847,922	491.03	440.71
	14	263,905	83,033	100.0%	$112,614,410	$43,382,775	$426.72	$328.46
Vacancy (5)		11,432						$82.39
Grand Total		275,337						$318.24

Other Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	5	23,350	7,938	4.5%	2,550,703	884,281	109.24	133.28
2025	1	9,655	3,046	1.9%	2,400,000	757,200	248.58	248.58
2026	3	20,560	11,166	4.0%	10,395,050	5,836,572	505.60	346.81
2027	5	23,256	11,855	4.5%	11,982,759	6,614,484	515.25	401.93
2028	6	35,258	18,073	6.9%	4,537,565	2,399,540	128.70	132.88
2029	7	63,172	32,187	12.2%	6,528,217	3,068,956	103.34	89.89
2030	2	11,970	6,811	2.3%	6,761,854	3,847,495	564.90	304.49
2031	6	36,751	18,432	7.1%	8,680,243	4,439,036	236.19	221.73
2032	2	18,864	9,499	3.7%	1,294,903	653,388	68.64	114.93
Thereafter	17	272,908	157,171	52.9%	17,529,258	10,454,692	64.23	69.34
	54	515,744	276,178	100.0%	$72,660,552	$38,955,644	$140.88	$126.50
Vacancy (5)		113,277						$257.36
Grand Total		629,021						$150.06

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Third Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2023
2001 - 2023 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	88.9
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	82.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	18.0
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	73.4
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	16.1
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	73.4
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	80.3
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	75.9
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.9
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	96.9
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	98.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	87.9
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.2
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.8
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.5
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	87.9
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	64.7
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	82.9
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	80.7
					42,078,916	$26,258,062

Supplemental Information	43	Third Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2023 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
					29,695,158	$21,313,825	$718

Supplemental Information	44	Third Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2023
2005 - 2022 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	100.0	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	1,096,714	22.5	23.3
						14,877,688	$8,658,769
2023 Acquisitions
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	$620,245	100.0	100.0
						563,000	$620,245

Supplemental Information	45	Third Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2022 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,756	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
						12,118,500	$9,866,722	$814
2023 Dispositions
Feb-23	121 Greene Street	Retail	Soho	50.0%	Fee Interest	7,131	$14,000	$1,963
						7,131	$14,000	$1,963

Supplemental Information	46	Third Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2023
2007 - 2022 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	77.4
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2022 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,766		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,133		$240

Supplemental Information	47	Third Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	48	Third Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Net (loss) income attributable to SL Green common stockholders	$(23,967)	$7,377	$(423,892)	$(28,748)
Add:
Depreciation and amortization	50,212	48,462	197,844	142,359
Joint venture depreciation and noncontrolling interest adjustments	76,539	63,890	211,222	185,352
Net (loss) income attributable to noncontrolling interests	(3,368)	(502)	(31,952)	438
Less:
Gain (loss) on sale of real estate, net	516	4,276	(27,813)	(61,104)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	—	(79)	(131)
Purchase price and other fair value adjustments	10,200	—	(6,813)	—
Depreciable real estate reserves	389	—	(305,527)	—
Depreciation on non-rental real estate assets	572	709	1,806	1,845
FFO attributable to SL Green common stockholders and noncontrolling interests	$87,739	$114,242	$291,648	$358,791

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022

Net (loss) income	$(21,694)	$(379,228)	$(38,357)	$(64,050)	$12,211
Interest expense, net of interest income	27,440	40,621	41,653	37,619	21,824
Amortization of deferred financing costs	2,152	2,154	2,021	1,909	2,043
Income taxes	2,491	1,973	766	2,883	(129)
Depreciation and amortization	50,212	69,084	78,548	72,947	48,462
(Gain) loss on sale of real estate	(516)	26,678	1,651	23,381	(4,276)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	—	79	—	—
Purchase price and other fair value adjustments	(10,183)	17,409	(239)	770	1,117
Depreciable real estate reserves	(389)	305,916	—	6,313	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	153,417	134,001	140,222	133,169	123,172
EBITDAre	$202,930	$218,608	$226,344	$214,941	$204,424

Supplemental Information	49	Third Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Net (loss) income	$(21,694)	$12,211	$(439,279)	$(12,253)
Equity in net loss on sale of joint venture interest / real estate	—	—	79	131
Purchase price and other fair value adjustments	(10,183)	1,117	6,987	7,348
(Gain) loss on sale of real estate, net	(516)	(4,276)	27,813	61,104
Depreciable real estate reserves	(389)	—	305,527	—
Depreciation and amortization	50,212	48,462	197,844	142,359
Interest expense, net of interest income	27,440	21,824	109,714	51,854
Amortization of deferred financing costs	2,152	2,043	6,327	5,908
Operating income	47,022	81,381	215,012	256,451

Equity in net loss from unconsolidated joint ventures	15,126	21,997	44,470	31,262
Marketing, general and administrative expense	22,873	21,276	69,132	69,574
Transaction related costs, net	166	292	1,083	321
Investment income	(9,689)	(29,513)	(27,849)	(69,808)
Loan loss and other investment reserves, net of recoveries	—	—	6,890	—
Non-building revenue	(4,616)	(13,707)	(32,533)	(35,585)
Net operating income (NOI)	70,882	81,726	276,205	252,215

Equity in net loss from unconsolidated joint ventures	(15,126)	(21,997)	(44,470)	(31,262)
SLG share of unconsolidated JV depreciation and amortization	71,248	60,453	196,752	177,908
SLG share of unconsolidated JV interest expense, net of interest income	73,470	55,247	199,205	147,820
SLG share of unconsolidated JV amortization of deferred financing costs	2,926	3,120	9,129	8,904
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—	—	325
SLG share of unconsolidated JV investment income	(321)	(386)	(951)	(996)
SLG share of unconsolidated JV non-building revenue	(10,099)	(1,365)	(14,443)	(4,260)
NOI including SLG share of unconsolidated JVs	192,980	176,798	621,427	550,654

NOI from other properties/affiliates	(16,334)	(10,483)	(96,683)	(30,799)
Same-Store NOI	176,646	166,315	524,744	519,855

Operating lease straight-line adjustment	204	204	611	611
SLG share of unconsolidated JV operating lease straight-line adjustment	161	192	535	577
Straight-line and free rent	(1,592)	(1,624)	(8,895)	(4,666)
Amortization of acquired above and below-market leases, net	13	13	40	(35)
SLG share of unconsolidated JV straight-line and free rent	(2,502)	(10,369)	(17,649)	(40,774)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,517)	(4,496)	(13,384)	(13,417)
Same-store cash NOI	$168,413	$150,235	$486,002	$462,151

Lease termination income	(2,082)	(531)	(2,599)	(1,194)
SLG share of unconsolidated JV lease termination income	(1,159)	(65)	(1,910)	(8,445)
Same-store cash NOI excluding lease termination income	$165,172	$149,639	$481,493	$452,512

Supplemental Information	50	Third Quarter 2023

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Dylan Burzinski	(949) 640-8780	dburzinski@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	51	Third Quarter 2023

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President, Director	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer - General Counsel, EVP	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment
Edward V. Piccinich
Chief Operating Officer

Supplemental Information	52	Third Quarter 2023